                                                                  EXHIBIT 10.3.4

                                 CROSS-GUARANTY

            THIS CROSS-GUARANTY (this "Agreement" or "Guaranty"), made as of June 25, 2004, from the parties listed as Guarantors on the signature pages hereto (collectively, the "Guarantors"), each having an address at c/o Lodgian, 3445 Peachtree Road NE, Suite 700, Atlanta, Georgia 30326 to MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, having an office at Four World Financial Center, 16th Floor, 250 Vesey Street, New York, New York 10080 (together with its successors and assigns, "Lender").

                                   WITNESSETH:

            WHEREAS, Lender has agreed to make three (3) loans (respectively, the "Pool 1 Loan," "Pool 3 Loan," and "Pool 4 Loan," and collectively, the "Loans") to the respective borrowers described on Exhibit A (respectively, the "Pool 1 Borrowers," "Pool 3 Borrowers," and "Pool 4 Borrowers," and collectively, the "Borrowers"), in the amounts set forth on Exhibit A; and

            WHEREAS, to evidence the respective Loans, the respective Borrowers have executed and delivered those certain Promissory Notes, each dated as of the date hereof, in the principal amounts of the respective Loans (respectively, "Note 1," "Note 3" and "Note 4," and collectively, the "Notes"), pursuant to those certain Loan and Security Agreements, each dated as of the date hereof, among the respective Borrowers and Lender as more particularly described on Exhibit A (respectively, "Loan Agreement 1," "Loan Agreement 3" and "Loan Agreement 4," and collectively, the "Loan Agreements"); and

            WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the respective Loan Agreements or Guarantor Loan Agreement (hereinafter defined), as applicable; and

            WHEREAS, the Notes shall be secured by, among other things, the Mortgages encumbering the Properties; and

            WHEREAS, simultaneously with the making of the Loans, Guarantors are obtaining a loan in the amount of $67,864,000 (the "Guarantor Loan") from Lender pursuant to that certain Loan and Security Agreement, dated as of the date hereof, by and between the Guarantors and Lender (the "Guarantor Loan Agreement"; and together with the other documents and agreements evidencing and/or securing the Guarantor Loan, collectively, the "Guarantor Loan Documents"); and

            WHEREAS, it is a condition precedent to Lender making the Guarantor Loan to Guarantors that Guarantors, among other things, guaranty the Loans pursuant to this Guaranty and grant to Lender Mortgages on the Properties (as defined in the Guarantor Loan Agreement, and hereinafter referred to as the "Guarantor Properties") as security for their obligations hereunder; and

            WHEREAS, Guarantors shall derive substantial economic benefits from the simultaneous making of the Guarantor Loan and Loans by Lender to Guarantors and Borrowers, respectively; and

            WHEREAS, as a condition precedent to the making of the Loans, Borrowers have agreed to procure and deliver to Lender this Agreement; and

            WHEREAS, Lender has declined to make the Loans or the Guarantor Loan unless this Agreement is duly executed by Guarantors and delivered to Lender.

Cross-Guaranty (Fixed 2)

            NOW, THEREFORE, in consideration for, and as an inducement to, Lender's making the Loans and the Guarantor Loan, and for other good and valuable consideration the legal sufficiency of which and receipt thereof are hereby acknowledged, and notwithstanding any provision to the contrary contained in the Guarantor Loan Agreement, the Guarantor Loan Documents, the Loan Agreements, the Notes, the Mortgages or any of the other Loan Documents, but subject to the provisions of Article XII of the Guarantor Loan Agreement, Lender and Guarantors do hereby agree as follows:

            1. Guarantors, on behalf of themselves and their successors and assigns (collectively, "Successors") do hereby absolutely, unconditionally, irrevocably and personally: (i) guaranty to Lender the full and prompt payment and performance when due of the Loans and all other Obligations of the Borrowers under the Loan Agreements and (ii) agree to reimburse Lender for, and hold Lender harmless from and against, any and all losses, damages, claims, expenses, deficiencies, liabilities and costs (including, without limitation, reasonable attorneys' fees and disbursements) incurred, suffered or sustained by Lender and/or its successors and assigns as a result of or arising out of, in connection with or resulting from, the enforcement of this Agreement against Guarantors (the obligations of Guarantors under clauses (i) and (ii) above being referred to hereinafter, collectively, as "Guarantors' Obligations").

            Notwithstanding the foregoing, or anything else to the contrary contained herein, in the event that any of the Guarantors shall become an Excluded Borrower and the Guarantor Loan shall become an Excluded Loan pursuant to Lender's election under Section 2.12(G) of the Guarantor Loan Agreement to cause any of the Loans to no longer be secured by the Guarantor Properties, this Guaranty shall automatically terminate and shall be of no further force or effect.

            2. It is agreed that the obligations of Guarantors hereunder shall be primary and this Agreement shall be enforceable against Guarantors and their Successors without the necessity for any suit or proceeding of any kind or nature whatsoever brought by Lender against Borrowers or their respective successors or assigns or any other party or against any security for the payment of the Guarantors' Obligations and without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Agreement or of any notice of demand to which Guarantors might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, protest, notice of dishonor or default, change in nature or form of the Guarantors' Obligations, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guarantors' Obligations, notice of adverse change in Borrowers' financial condition and any other fact that might materially increase the risk to Guarantors), all of which Guarantors hereby expressly waive. Guarantors hereby expressly agree that the validity of this Agreement and the obligations of Guarantors hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by Lender against Borrowers, or their successors or assigns, any of the rights or remedies reserved to Lender pursuant to the provisions of the Guarantor Loan Agreement, the Loan Agreements, the Notes, the Mortgages or any other Loan Documents.

            3. Guarantors waive, and covenant and agree that they will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshaling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance by Guarantors of their obligations under, or the enforcement by Lender of, this Agreement. Guarantors further covenant and agree not to set up or claim any defense, counterclaim, cross-claim, offset, set-off, right of recoupment, or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by Lender hereunder other than the defense of the actual timely performance of Guarantors' Obligations hereunder. Guarantors represent, warrant and agree that, as of the date hereof, their obligations under this Agreement are not subject to any

Cross-Guaranty (Fixed 2)
counterclaims, cross-claims, rights of recoupment, offsets or affirmative or other defenses of any kind against Lender.

            4. Guarantors agree that any notice or directive given at any time by Guarantors to Lender that is inconsistent with any waiver contained in this Agreement shall be void and may be ignored by Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Agreement for the reason that such pleading or introduction would be at variance with the written terms of this Agreement, unless Lender has specifically agreed otherwise in a writing, signed by a duly authorized officer. Guarantors specifically acknowledge and agree that the foregoing waivers are of the essence of the Loan transaction and that, but for this Agreement and such waivers, Lender would not make the Loans to Borrowers.

            5. The provisions of this Agreement are for the benefit of Lender and its successors and assigns, and nothing herein contained shall impair, as between Borrowers and Lender, the obligations of Borrowers under the Loan Agreements, the Notes, the Mortgages or any of the other Loan Documents.

            6. This Agreement shall be a continuing guaranty and the liability of Guarantors hereunder shall in no way be terminated, affected, modified, impaired or diminished (to the extent permitted by law) by reason of the happening, from time to time, of any of the following, although without notice or the further consent of Guarantors:

            (a) any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Guarantor Loan Agreement, the Loan Agreements, the Notes, the Mortgages or any of the other Loan Documents or the invalidity or unenforceability of any of the foregoing; or

            (b) any extension of time that may be granted by Lender to Borrowers, Guarantors or Guarantors' Successors; or

            (c) any action that Lender or Borrowers may take or fail to take under or in respect of any of the Loan Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to Lender under this Agreement or available to Lender at law, equity or otherwise, or any action on the part of Lender or Borrowers granting indulgence or extension in any form whatsoever; or

            (d) any dealing, transaction, matter or thing occurring between Lender, Borrowers, Guarantors or Guarantors' Successors; or

            (e) any sale, exchange, release, or other disposition of any property pledged, Mortgaged or conveyed, or any property in which Lender has been granted a lien or security interest to secure any indebtedness of Borrowers to Lender; or

            (f) any release of any person or entity who may be liable in any manner for the payment and collection of any amounts owed by Borrowers to Lender (including the other Guarantors); or

            (g) the application of any sums by whomsoever paid or however realized to any amounts owing by Borrowers to Lender in such manner as Lender shall determine in its sole discretion; or

Cross-Guaranty (Fixed 2)

            (h) any Event of Default (as such term is defined in the Guarantor Loan Agreement and the Loan Agreements), whether or not Lender has exercised any of its rights and remedies as set forth in the Guarantor Loan Agreement or the Mortgages upon the happening of any such Event of Default; or

            (i) Borrowers' and/or Guarantors' voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of Borrowers' or Guarantors' assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting Borrowers or Guarantors or any of the assets of either of them, including, without limitation, (A) the release or discharge of Borrowers from the payment and performance of their obligations under any of the Loan Documents by operation of law, or (B) the impairment, limitation or modification of the liability of Borrowers, their partners or Guarantors in bankruptcy, or of any remedy for the enforcement of the Guarantors' Obligations, under any of the Loan Documents, or Guarantors' liability under this Agreement, resulting from the operation of any present or future provisions of the Federal Bankruptcy Code or other present or future federal, state or applicable statute of law or from the decision in any court; or

            (j) any change in or termination of the ownership interest of Guarantors in Borrowers (whether direct or indirect); or

            (k) any conveyance of the Mortgaged Properties, whether or not pursuant to a foreclosure sale, a deed in lieu of foreclosure, a transfer through bankruptcy, or otherwise.

            7. Guarantors acknowledge that this Guaranty and Guarantors' Obligations are and shall at all times continue to be absolute, unconditional and irrevocable in all respects, and shall at all times be valid and enforceable irrespective of any other agreement or circumstances of any nature whatsoever that might otherwise constitute a defense to this Guaranty or the obligations of any other person or party (including, without limitation, Borrower or any other guarantor) relating to this Guaranty or the obligations of Guarantors hereunder.

            8. Guarantors agree that if at any time all or any part of any payment at any time received by Lender from Borrowers or Guarantors under or with respect to this Agreement is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrowers or Guarantors), then Guarantors' Obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by Lender, and Guarantors' Obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment, as though such previous payment to Lender had never been made.

            9. Until repayment of the Indebtedness (as such term is defined in the Guarantor Loan Agreement and the Loan Agreements) and satisfaction of all of the obligations under the Guarantor Loan Agreement, Guarantors and each of them (a) shall have no right of subrogation against Borrowers, general partner of any Borrower that is a limited partnership or any other Guarantor by reason of any payments or acts of performance by a Guarantor in compliance with the obligations of a Guarantor hereunder; (b) shall have no right of indemnity, contribution, or any other right or cause of action whatsoever under law or equity against any other Guarantor by reason of any payments or acts of performance by a Guarantor in compliance with the obligations of a Guarantor hereunder; (c) hereby waive any right to enforce any remedy that any Guarantors now or hereafter shall have against Borrowers, general partner of any Borrower that is a limited partnership or any other Guarantor by reason of any one

Cross-Guaranty (Fixed 2)
or more payments or acts of performance in compliance with the obligations of a Guarantor hereunder; (d) shall subordinate any liability or indebtedness of Borrowers, general partner of any Borrower that is a limited partnership or any Guarantor now or hereafter held by any Guarantor or any affiliate of a Guarantor to the obligations of Borrowers, general partner of any Borrower that is a limited partnership or Guarantor to Lender under the Loan Documents; and (e) shall not file, assert or receive payment on any claim, whether now existing or hereafter arising, against Borrowers, general partner of any Borrower that is a limited partnership or any Guarantor in the event of the commencement of a case by or against Borrowers, general partner of any Borrower that is a limited partnership or any Guarantor under federal or state insolvency laws.

            10. Guarantors represent and warrant to Lender, with the knowledge that Lender is relying upon the same, as follows:

            (a) Guarantors are solvent and have the legal right to enter into this Agreement and to perform their obligations under the terms hereof;

            (b) to the best of Guarantors' knowledge, there is no action, suit, proceeding or investigation pending or threatened against or affecting Guarantors at law, in equity, in admiralty or before any arbitrator or any governmental department, commission, board, bureau, agency or instrumentality (domestic or foreign) that is likely to result in any material adverse change in the property, assets or condition (financial or otherwise) of Guarantors or that is likely to impair materially the ability of Guarantors to perform their obligations under this Agreement; and

            (c) all financial statements that have heretofore been furnished by Guarantors to Lender in connection with this Agreement, are true, correct and complete; and fairly present the financial condition of Guarantors, all as of the respective dates thereof.

            11. Guarantors and Lender acknowledge and agree that this Agreement is a guaranty of payment and performance and not of collection and enforcement in respect of any of the Guarantors' Obligations.

            12. Lender may freely assign any or all of its rights under this Agreement, but any such assignment shall be made only to the subsequent holder of any of the Notes and no such assignment shall increase Guarantors' Obligations or diminish its rights hereunder. In the event of any such assignment, the consent of Guarantors shall not be required for any such assignment and failure to give notice of such assignment shall not affect the validity or enforceability of any such assignment or subject Lender to any liability and Guarantors shall continue to remain bound by and obligated to perform under and with respect to this Agreement. Guarantors shall not assign any of their obligations under this Agreement without the prior consent of the Lender.

            13. The representations, warranties and obligations of Guarantor set forth in this Agreement shall survive until this Agreement shall terminate in accordance with the terms hereof.

            14. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter and may not be modified, amended, supplemented or discharged except by a written agreement signed by Guarantors and Lender. This Agreement also may be discharged by full performance of the Guarantors' Obligations in accordance with the terms hereof, or as otherwise provided herein.

            15. If all or any portion of any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion

Cross-Guaranty (Fixed 2)
thereof shall be deemed stricken and severed from this Agreement and the remaining provision and portions thereof shall continue in full force and effect.

            16. All notices, requests, demands and other communications under or in connection with this Agreement shall be in writing and shall be deemed to have been given or made (i) three (3) days after the date such notice is mailed,
(ii) on the next Business Day if sent by a nationally recognized overnight courier service, (iii) on the date of delivery by personal delivery and (iv) on the date of transmission if sent by telefax during business hours on a Business Day (otherwise the next Business Day). Notices shall be addressed as follows:

            If to Guarantors:   The address listed above

            With a copy to:     Morris Manning & Martin, LLP
                                3343 Peachtree Rd., NE
                                1600 Atlanta Financial Center
                                Atlanta, Georgia  30326
                                Attn.: Thomas Gryboski, Esq.
                                Facsimile: (404) 365-9532

            If to Lender:       The address listed above

            With a copy to:     Sidley Austin Brown & Wood LLP
                                787 Seventh Avenue
                                New York, New York  10019
                                Attn.: Robert L. Boyd, Esq.
                                Facsimile: (212) 839-5599

The above addresses may be changed on written notice given as hereinabove provided. Notices may be sent by a party hereto or on its behalf by its attorney.

            17. This Agreement shall be binding upon Guarantors and their Successors and shall inure to the benefit of Lender and its successors and assigns.

            18. The failure of Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against Lender, nor excuse Guarantors from their obligations hereunder. Any waiver of any such right or remedy to be enforceable against Lender must be expressly set forth in writing signed by Lender.

            19. (a) Any suit initiated by Lender against Guarantors or in connection with or arising, directly or indirectly, out of or relating to, this Agreement (an "Action") may, at Lender's option, be brought in any state or federal court in the State of New York, or any state or federal court in which the property is located, having jurisdiction over the subject matter hereof. Guarantors hereby submit themselves to the jurisdiction of any such court and agree that service of process against Guarantors in any such action may be effected by any means permissible under federal law or under the laws of the state in which such Action is brought. Guarantors hereby agree that insofar as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Guaranty, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon Guarantors.

Cross-Guaranty (Fixed 2)

            (b) Guarantors agree that, provided that service of process is effected upon Guarantors in any manner permitted by law, Guarantors irrevocably waive, to the fullest extent permitted by law, and agree not to assert, by way of motion, as a defense or otherwise, (i) any objection that Guarantors may have or may hereafter have to the laying of the venue of any Action brought in any court as provided for by this Agreement, (ii) any claim that any Action brought in any such court has been brought in an inconvenient forum, or (iii) any claim that Guarantors are not personally subject to the jurisdiction of such court. Guarantors agree that, provided that service of process is effected upon Guarantors in one of the manners specified in this Guaranty or as otherwise permitted by law, a final judgment from which Guarantors have not appealed or may not appeal in any Action brought in any such court shall be conclusive and binding upon Guarantors and may, so far as permitted under applicable law, be enforced in the courts of any state or any federal court or in any other courts to the jurisdiction of which it is subject, by a suit upon such judgment and that Guarantors shall not assert any defense, counterclaim or set-off in any such suit upon such judgment.

            (c) To the extent that Guarantors have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment before judgment, attachment in aid of execution, execution or otherwise) with respect to Guarantors or Guarantors' property, Guarantors hereby irrevocably waive such immunity in respect of its obligations under this Agreement.

            (d) As a further inducement to Lender's making of the Loans to Borrowers, and in consideration thereof, Lender and Guarantors each covenant and agree that in any action or proceeding brought on, under or by virtue of this Agreement, Lender and Guarantors each shall and do hereby unconditionally and irrevocably waive trial by jury.

            (e) Guarantors hereby further covenant and agree to and with Lender that Guarantors may be joined in any action against Borrowers in connection with the Guarantor Loan Agreement, the Loan Agreements, the Notes, the Mortgages, or any of the other Loan Documents, solely with respect to the subject matter of this Agreement.

            (f) Guarantors covenant and agree to indemnify and save Lender harmless of and from, and defend it against, all losses, costs, liabilities, expenses, damages or claims suffered by reason of Guarantors' failure to perform its obligations hereunder.

            20. All of Lender's rights and remedies under the Guarantor Loan Agreement, the Loan Agreements, the Notes, the Mortgages or any of the other Loan Documents or under this Agreement are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to Lender.

            21. Guarantors hereby consent that from time to time, before or after any default by Borrower, with or without further notice to or assent from Guarantors, any security at any time held by or available to Lender for any obligation of Borrowers, or any security at any time held by or available to Lender for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Loans, may be exchanged, surrendered or released and any obligation of Borrowers, or of any such other person or party, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrowers, or of any such other person or party, and may extend further credit in any manner whatsoever to Borrowers, and generally deal with Borrowers or any such security or other person or party as Lender may see fit; and Guarantors shall remain bound under this Agreement

Cross-Guaranty (Fixed 2)
notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, action, inaction, extension of further credit or other dealing. This Agreement is independent of, and in addition to, all collateral granted, pledged or assigned under the Loan Documents.

            22. The terms of this Agreement have been negotiated, and this Agreement has been executed and delivered in the State of New York, and it is the intention of the parties hereto that this Agreement be construed and enforced in accordance with the laws of such State.

            23. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

            24. This Agreement may be executed in counterparts, which together shall constitute the same instrument.

            25. All representations, warranties, covenants (both affirmative and negative) and all other obligations under this Guaranty shall be the joint and several obligation of each of the Guarantors and any default under this Guaranty by any Guarantor shall be deemed a default by all such Guarantors.

                         [NO FURTHER TEXT ON THIS PAGE]

Cross-Guaranty (Fixed 2)

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            IN WITNESS WHEREOF, Guarantor has executed and delivered this
Agreement as of the date and year first above written.

                                GUARANTORS:

                                ALBANY HOTEL, INC.
                                APICO INNS OF GREEN TREE, INC.
                                LODGIAN AUGUSTA LLC
                                LODGIAN HOTELS FIXED II, INC.
                                LODGIAN LAFAYETTE LLC
                                LODGIAN TULSA LLC

                                By: /s/ Daniel E. Ellis
                                    ----------------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory for each of the
                                       entities listed above

                                AMI OPERATING PARTNERS, L.P.

                                By: AMIOP ACQUISITION GENERAL PARTNER
                                    SPE CORP., a Delaware corporation, its
                                    general partner

                                By: /s/ Daniel E. Ellis
                                    ----------------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory

                                DEDHAM LODGING ASSOCIATES I, LIMITED PARTNERSHIP

                                By: DEDHAM LODGING SPE, INC.,
                                    a Delaware corporation, its general partner

                                By: /s/ Daniel E. Ellis
                                    ----------------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory

Cross-Guaranty (Fixed 2)

                                    EXHIBIT A

1. Pool 1 Loan: Pursuant to a Loan and Security Agreement, dated as of the date hereof ("Loan Agreement 1"), between Impac Hotels I, L.L.C., Lodgian Denver LLC, Macon Hotel Associates, L.L.C., Servico Northwoods, Inc. and Lodgian Hotels Fixed I, LLC (collectively, the "Pool 1 Borrowers") and Lender, Lender has made a loan in the amount of $63,801,000 ("Pool 1 Loan"), which loan is evidenced by a Promissory Note dated as of the date hereof ("Note 1"), made by the Pool 1 Borrowers to Lender;

2. Pool 3 Loan: Pursuant to a Loan and Security Agreement, dated as of the date hereof ("Loan Agreement 3"), between Lodgian Hotels Fixed III, LLC, Lodgian AMI, Inc., Minneapolis Motel Enterprises, Inc. and Servico Centre Associates, Ltd. (collectively, the "Pool 3 Borrowers") and Lender, Lender has made a loan in the amount of $66,818,500 ("Pool 3 Loan"), which Loan is evidenced by a Promissory Note, dated as of the date hereof ("Note 3"), made by the Pool 3 Borrowers to Lender; and

3. Pool 4 Loan: Pursuant to a Loan and Security Agreement, dated as of the date hereof ("Loan Agreement 4"), between Lodgian Hotels Fixed IV, L.P., Little Rock Lodging Associates I, Limited Partnership, Lodgian Fairmont LLC, NH Motel Enterprises, Inc., Servico Columbia, Inc. and Servico Houston, Inc. (collectively, the "Pool 4 Borrowers") and Lender, Lender has made a loan in the amount of $61,516,500 ("Pool 4 Loan") which Loan is evidenced by a Promissory Note, dated as of the date hereof ("Note 4"), made by the Pool 4 Borrowers to Lender.

Cross-Guaranty (Fixed 2)